UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2023 (March 6, 2023)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2023, George E. Deese notified the board of directors (the “Board”) of Flowers Foods, Inc. (the “Company”) that he will retire from his role as chairman of the Board, effective as of the Company’s 2023 annual meeting of shareholders (the “2023 Annual Meeting”). Mr. Deese will continue to serve as a member of the Board after the 2023 Annual Meeting. In connection with Mr. Deese’s retirement from the chairman role, the Board elected A. Ryals McMullian, president and chief executive officer and a director of the Company, as the next chairman of the Board, effective immediately following the 2023 Annual Meeting.

Additionally, on March 6, 2023, Benjamin H. Griswold, IV notified the Board that he will retire from the Board, effective as of the 2023 Annual Meeting. Mr. Griswold has served as a director since 2005 and currently serves as the Board’s presiding director, chair of the Board’s nominating/corporate governance committee, and a member of the Board’s compensation and human capital committee. In connection with Mr. Griswold’s retirement, the Board elected Thomas C. Chubb, III to serve as presiding director and chair of the nominating/corporate governance committee, effective immediately following the 2023 Annual Meeting. Following Mr. Griswold’s retirement, the size of the Board will decrease to 11 members.

A copy of the press release announcing the Board succession plan is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Flowers Foods, Inc. dated March 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
	Name:	R. Steve Kinsey
	Title:	Chief Financial Officer and Chief Accounting Officer

Date: March 7, 2023